Exhibit 99.1 Investor Presentation First Quarter Fiscal Year 2021 KIMBALL ELECTRONICS 1

KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, adverse changes in global economic conditions, the geopolitical environment, global health emergencies including the COVID-19 pandemic, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers within specified industries, financial stability of key customers and suppliers, availability or cost of raw materials and components, the ability of the supply chain to react successfully to significant increases in demand for certain medical components, impact related to tariffs and other trade barriers, increased competitive pricing pressures, foreign exchange fluctuations, changes in the regulatory environment, or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and other filings with the Securities and Exchange Commission (the “SEC”). This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners’ equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income/Margin, Adjusted Net Income/Margin, Adjusted EBITDA/Margin, Tangible Book Value, Tangible Book Value per Share, Adjusted Earnings Per Share, and Return on Invested Capital (ROIC), which have been adjusted for changes in the fair value of the supplemental employee retirement plan (“SERP”), proceeds from lawsuit settlements, goodwill impairment, expense related to a net working capital adjustment after the measurement period of the GES acquisition, a bargain purchase gain, and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of the SERP liability, the lawsuit proceeds, the goodwill impairment, the expense related to a net working capital adjustment, the bargain purchase gain, and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. KIMBALL ELECTRONICS 2

KIMBALL ELECTRONICS (Nasdaq: KE) // Who We Are Global manufacturing solutions provider Headquarters: of contract electronics and diversified manufacturing services Jasper, Indiana used in… Automotive, Industrial, Medical & Public Safety Industries Established in 1961 Focused on non-commodity products and components Nasdaq: KE that require … Market Cap*: $393 M complexity, quality, reliability, and durability TTM Revenue**: $1.22 B FYE: June 30 6,400+ employees in 9 countries *As of November 16, 2020 ** For the twelve months ended September 30, 2020 KIMBALL ELECTRONICS 3

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average • New customer programs • Focus on secular growth trends to Expand mature Revenue • Positive outsourcing trends Profitability • Contribution from new Growth • Market share gains and Returns strategic investments Significant barriers to entry • Focus in areas that require • 10 year+ relationships with Sustainable complexity, regulatory approval, Predictable & 79% (as a % of revenue) of Competitive and durable electronics Recurring customers* Advantage • Sustainable long-term customer Revenue • 3 to 10 year typical program relationships life Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased $76.7 million (5.1 million shares) of common stock since October 2015 Sheet • $73 million in cash… $159 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million * At or for the three months ended September 30, 2020 KIMBALL ELECTRONICS 4

KIMBALL ELECTRONICS (Nasdaq: KE) // What We Do INDUSTRIAL 23%* PUBLIC SAFETY 5%* • Climate Controls • Thermal Imaging • Automation Controls • Fire Detection • Operator Interface • First Responder • Optical Inspection Electronics • Smart Metering $1.2B • Security FY 2020 OTHER 1%* NET SALES AUTOMOTIVE 38%* MEDICAL 33%* • Electronic Power Steering • Sleep Therapy and Respiratory Care • Body Controls • Medical Imaging and Guided Therapy • Occupant Safety • In Vitro Diagnostics • Automated Driver Assist Systems • Drug Delivery • AED *As a % of FY2020 total revenue; Unaudited Contract Manufacturer of non-commodity products and components that require complexity, quality, reliability, and durability KIMBALL ELECTRONICS 5

KIMBALL ELECTRONICS (Nasdaq: KE) // Our Value Proposition/Competitive Moat Global consistency - Single instance of SAP supports manufacturing operations globally. Standard lean six sigma practices shared across all facilities. Deep domain expertise - Experienced body of knowledge required for high quality, high reliability, highly complex, and durable electronics. Regulatory compliance & industry certifications - FDA, ISO, UL, CSA, RoHS, WEEE, HALT, HASS, IPC, J-STD Global Footprint – Support global OEMs in all areas of the world. More easily allows programs to be single sourced. KIMBALL ELECTRONICS 6

KIMBALL ELECTRONICS (Nasdaq: KE) // Global Footprint Indianapolis, IN Poznan, Poland San Jose, CA Chiba, Japan Jasper, IN Timisoara, Romania Tampa, FL Nanjing, China Reynosa, Mexico Suzhou, China Trivandrum, India Ho Chi Minh City, Vietnam Laem Chabang, Thailand 1.3 million square feet of owned manufacturing space KIMBALL ELECTRONICS 7

KIMBALL ELECTRONICS (Nasdaq: KE) // Sustainable Long-Term Customer Relationships 10% More than 10 Years 30 Customers 11% 5-10 Years Typical Program Length 19 Customers Automotive: 5-7 years Medical: 10 years Less than 5 Years Industrial: 3-5 years 21 Customers 79% % of Net Sales 1QFY’21 Programs are mostly single sourced Recurring revenue Long-term predictable revenue enables multi-year planning Enables projects focused on multi-year ROIC KIMBALL ELECTRONICS 8

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Increasing electronic content per vehicle • Automated Driver Assistance Systems (“ADAS”) • Infotainment Systems • Passenger Safety Systems • Mobility/Vehicle Management • Electric Vehicles • Redundant Systems for Self Driving Cars Global Automotive electronics assembly value to grow 8.3% through 2022 Sources: Clemson University; THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 9

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrend Opportunities Healthcare Growth • Aging Population • Affordability/Increasing Access to Care • Connected Care to Improve Patient Outcomes • Decreasing Device Size • Connected Drug Delivery Global Medical electronics assembly value to grow 6.2% through 2022 Global Industrial electronics assembly value to grow 5.9% through 2022 * THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 10

KIMBALL ELECTRONICS (Nasdaq: KE) // Rapid Change for Traditional Manufacturing Industry 4.0 Strategy for Success Our Industry 4.0 strategy is to leverage a digital framework focused on meeting customer requirements and enhancing competitiveness by accelerating continuous improvement, sharing best practices, and process automation and optimization. EMTab, a product of GES, is an AI-driven, active, web-based, data-gathering and analysis-management system facilitating Industry 4.0 REAL-TIME DATA PREDICTIVE AUTOMATION & SMART MACHINE COLLECTION FOR ANALYSIS TO ROBOTICS MAINTENANCE LEARNING ELECTRONIC PROCESS IMPROVE QUALITY CONTROLS AND RELIABILITY KIMBALL ELECTRONICS 11

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Target end markets with strong secular growth Make investments that enable greater strategic customer engagement and enhance return profile Leveraging existing assets & continuously improving efficiencies KIMBALL ELECTRONICS 12

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth - Automotive Kimball Automotive Growth 38% of Revenue* AUTOMOTIVE CAGR 2015-2020 FY20 vs FY19 • Electronic Power Steering 9% (4)% • Body Controls • Occupant Safety • Automated Driver Assist Systems Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.9% 8.3% 1 in 5 light vehicles have a Kimball Part (Unaudited) *As a % of FY2020 total revenue ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp . KIMBALL ELECTRONICS 13

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth - Medical Kimball Medical Growth 33% of Revenue* CAGR 2015-2020 FY20 vs FY19 Growth MEDICAL • Sleep Therapy and 10% 8% Respiratory Care • Medical Imaging and Guided Therapy • In Vitro Diagnostics • Drug Delivery • AED Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** Medical Healthcare 5.1% 6.2% Healthcare *As a % of FY2020 total revenue (Unaudited) ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 14

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth – Industrial Kimball Industrial Growth 23% of Revenue* INDUSTRIAL CAGR 2015-2020 FY20 vs FY19 Growth • Climate Controls • Automation Controls 6% 6% • Operator Interface • Optical Inspection • Smart Metering Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 2.5% 5.9% *As a % of FY2020 total revenue ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. (Unaudited) KIMBALL ELECTRONICS 15

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value ROIC Measured Over Multiple Years As new programs mature, volumes ramp, and cost efficiencies are gained Increased launch activity in recent years has put near term pressure on profitability/returns ROIC measured over multiple years Programs are mostly single sourced Program Life-Cycle Initial investments volume ramp and Efficiencies from Efficiencies offset by End of sourcing & process utilization pricing pressure product life improvement improves Profitability Time (3 to 10 years) KIMBALL ELECTRONICS 16

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Our Strategy: Developing Into A Multifaceted Manufacturing Solutions Provider Organic Growth Electronics Manufacturing Outsourced Manufacturing Services Services M&A Investments that Increase Customer Engagement Diversified Add manufacturing services for non-electronic Contract components Manufacturing Services Enhance profitability/return - Attractive margin and return profile Offer Turnkey Solutions & Package of Value Expand capabilities to manufacture, install, and service Automation, manufacturing systems Test & Measurement Greater strategic customer engagement – Engaged in the decision to Expanding Solution Set build internally or contract, as well as the decision of “How to build it” Enhance profitability/return with businesses that include proprietary products, software, and services Leverage AT&M technologies across all market verticals – Create new revenue opportunities and improve manufacturing efficiencies/quality KIMBALL ELECTRONICS 17

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Review Revenue Growth, Margin Expansion, and Strong Financial Profile KIMBALL ELECTRONICS 18

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Targets 8% 4.5% 12.5% Revenue Operating Operating Growth Margin ROIC KIMBALL ELECTRONICS 19

KIMBALL ELECTRONICS (Nasdaq: KE) // Revenue Performance REVENUE PERFORMANCE REVENUE BY VERTICAL MARKET Target 8% - Achieving above target growth rates 100% 2% 1% 1% 1% 2% 1% 5% 4% 7% 6% 6% 5% 90% 21% 20% 22% 23% 21% 80% 22% 70% 60% 29% 28% 31% 33% 32% 38% 50% 40% 30% 41% 44% 40% 20% 38% 40% 36% 10% 0% FY17 FY18 FY19 FY20 Q1FY20 Q1FY21 9% CAGR FY2016 to FY2020 • 2% Growth FY20 (ended 6/30/20) Automotive Medical Industrial Public Safety Other (Unaudited) KIMBALL ELECTRONICS 20

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends ADJUSTED OPERATING INCOME/MARGIN* ADJUSTED EBITDA/MARGIN** Target 4.5% Operating Margin $80 10.0% $45 4.0% 3.6% 6.0% 6.7% 6.0% 6.0% 8.7% 9.0% 4.3% 3.4% 5.4% $70 $40 7.0% 8.0% 5.0% $35 $60 7.0% $30 4.0% 5.5% $50 6.0% $25 5.0% 3.5% 3.0% $20 $40 4.0% $15 2.0% $30 3.0% $10 2.0% 1.0% $20 $5 1.0% $0 0.0% $10 0.0% IN $ MILLIONS IN $ MILLIONS Expect improvement from maturity of new programs and integration of GES operations •Adjusted Operating Income and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. (Unaudited) ** Adjusted EBITDA and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 21

KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Expenditures and Depreciation & Amortization Significant capex spending to fuel multi-year organic growth and expansion in ROIC $14 $12 $10 $8 (IN MILLIONS) (IN $6 $4 $2 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 D&A Total Capex (Unaudited) KIMBALL ELECTRONICS 22

KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Allocation Reinvest in the business – Significant $100 capex spending of approximately $30 $90 million/year to fuel multi-year organic growth and expansion in ROIC $80 $70 Acquisitions – $50+ million of $60 acquisitions over past five years. Going forward M&A will play an important role $50 in strategic direction of the firm IN MILLIONS $40 $30 Share Repurchase – $76.7 million of common stock repurchases $20 representing 5.1 million shares since $10 October of 2015 $0 FY16 FY17 FY18 FY19 FY20 1Q21 (Unaudited) KIMBALL ELECTRONICS 23

KIMBALL ELECTRONICS (Nasdaq: KE) // Target ROIC 12.5% 12% 10.6% 10.3% 10% 9.0% 8.8% 8.7% 8% 7.1% 6% 4% 2% 0% FY17 FY18 FY19 FY20 Q1FY20 Q1FY21 * ROIC is a Non-GAAP term. A reconciliation is provided in the appendix of this presentation. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. (Unaudited) KIMBALL ELECTRONICS 24

Kimball Electronics (Nasdaq: KE) Consistent Working Capital Management and Ample Liquidity for Growth 50-55 DAYS SALES OUTSTANDING** 73-81 $73M CASH AND EQUIVALENTS* DAYS CASH CONVERSION CYCLE** $159M IN TOTAL LIQUIDITY* * As of September 30, 2020 ** Range as reported for quarters ending September 30, 2019 and September 30, 2020 KIMBALL ELECTRONICS 25

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average • New customer programs • Focus on secular growth trends to Expand mature Revenue • Positive outsourcing trends Profitability • Contribution from new Growth • Market share gains and Returns strategic investments Significant barriers to entry • Focus in areas that require • 10 year+ relationships with Sustainable complexity, regulatory approval, Predictable & 79% (as a % of revenue) of Competitive and durable electronics Recurring customers* Advantage • Sustainable long-term customer Revenue • 3 to 10 year typical program relationships life Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased $76.7 million (5.1 million shares) of common stock since October 2015 Sheet • $73 million in cash… $159 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million * At or for the three months ended September 30, 2020 KIMBALL ELECTRONICS 26

Questions KIMBALL ELECTRONICS 27

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Millions)	FY17	FY18	FY19	FY20	Q1FY20	Q1FY21
Revenue, as reported	$ 931	$ 1,072	$ 1,182	$ 1,201	$ 313	$ 332
Operating Income (GAAP)	$ 42.780	$ 42.038	$ 42.060	$ 31.996	11.115	17.807
Add: SERP	1.006	0.712	0.327	0.848	(0.022)	0.550
Add: Goodwill Impairment	-	-	-	7.925	-	-
Less: Lawsuit Proceeds	4.005	-	0.307	-	-	0.341
Adjusted Operating Income (non-GAAP)	$ 39.781	$ 42.750	$ 42.080	$ 40.769	$ 11.093	$ 18.016
Adjusted Operating Margin (non-GAAP)	4.3%	4.0%	3.6%	3.4%	3.5%	5.4%
Revenue, as reported	$931	$1,072	$1,182	$1,201	$313	$332
Net Income (GAAP)	$ 34.179	$ 16.752	$ 31.558	$ 18.196	$ 6.598	$ 16.811
Add: Tax Adj. from Tax Reform	-	17.859	(0.251)	-	-	-
Add: After-tax Goodwill Impairment	-	-	-	6.947	-	-
Add: After-tax Net Working Capital Adj. on GES Acq.	-	-	-	2.871	-	-
Less: Lawsuit Proceeds	2.499	-	0.233	-	-	0.259
Less: Bargain Purchase Gain	0.925	-	-	-	-	-
Adjusted Net Income (non-GAAP)	$ 30.755	$ 34.611	$ 31.074	$ 28.014	$ 6.598	$ 16.552
Adjusted Net Income Margin (non-GAAP)	3.3%	3.2%	2.6%	2.3%	2.1%	5.0%
Revenue, as reported	$931	$1,072	$1,182	$1,201	$313	$332
Adjusted Net Income (non-GAAP)	$ 30.755	$ 34.611	$ 31.074	$ 28.014	$ 6.598	$ 16.552
Add Interest, net	0.207	0.454	4.007	4.361	1.190	0.816
Add Depreciation & Amortization	23.904	26.376	28.873	30.872	7.312	8.314
Add Taxes	10.076	10.164	7.104	8.853	2.115	3.049
Adjusted EBITDA (non-GAAP)	$ 64.942	$ 71.605	$ 71.058	$ 72.100	$ 17.215	$ 28.731
Adjusted EBITDA Margin (non-GAAP)	7.0%	6.7%	6.0%	6.0%	5.5%	8.7%

* Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP.

(Unaudited)

KIMBALL ELECTRONICS 28

KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (In Millions, except per share data) FY17 FY18 FY19 FY20 Shareholders Equity, as reported $ 342.272 $ 355.527 $ 369.854 $ 379.365 Goodwill & Intangibles $ 10.772 $ 10.566 $ 40.292 $ 31.354 Tangible Book Value $ 331.500 $ 344.961 $ 329.562 $ 348.011 Average Shares Outstanding (Dilluted) 27.530 27.007 26.082 25.428 Tangible BV/Share $ 12.04 $ 12.77 $ 12.64 $ 13.69 Diluted Earnings per Share, as reported $ 1.24 $ 0.62 $ 1.21 $ 0.71 Add: Tax Adj. from Tax Reform - 0.66 (0.01) - Add: After-tax Goodwill Impairment - - - 0.28 Add: After-tax Net Working Capital Adj. on GES Acq. - - - 0.11 Less: Impact of Settlement Proceeds from Lawsuits 0.09 - 0.01 - Less: Bargain Purchase Gain 0.03 - - - Adjusted Diluted Earnings per Share $ 1.12 $ 1.28 $ 1.19 $ 1.10 (Unaudited) KIMBALL ELECTRONICS 29

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Thousands)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21
Operating Income (GAAP) (TTM)	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,547	$ 39,640	$ 43,007	$ 42,060	$ 46,143	$ 44,615	$ 40,706	$ 31,996	$ 38,688
Add: SERP (TTM)	$ 1,049	$ 1,332	$ 930	$ 712	$ 528	$ (380)	$ 205	$ 327	$ 186	$ 1,314	$ (206)	$ 848	$ 1,420
Add: Goodwill Impairment (TTM)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,925	$ 7,925
Less: Lawsuit Proceeds (TTM)	$ -	$ -	$ -	$ -	$ 92	$ 92	$ 92	$ 307	$ 215	$ 215	$ 215	$ -	$ 341
Adjusted Operating Income (non-GAAP) (TTM)	$ 40,617	$ 38,847	$ 40,107	$ 42,750	$ 39,983	$ 39,168	$ 43,120	$ 42,080	$ 46,114	$ 45,714	$ 40,285	$ 40,769	$ 47,692
Tax Effect (TTM)	$8,912	$7,522	$7,823	$9,878	$9,276	$8,916	$9,765	$7,775	$8,935	$9,288	$9,090	$9,831	$9,940
After Tax Adj. Operating Income (TTM)	$ 31,705	$ 31,325	$ 32,284	$ 32,872	$ 30,707	$ 30,252	$ 33,355	$ 34,305	$ 37,179	$ 36,426	$ 31,195	$ 30,938	$ 37,752
Average Invested Capital *	$302,721	$308,339	$315,751	$319,074	$326,168	$342,408	$366,995	$390,528	$411,735	$431,910	$438,634	$437,263	$435,465
ROIC	10.5%	10.2%	10.2%	10.3%	9.4%	8.8%	9.1%	8.8%	9.0%	8.4%	7.1%	7.1%	8.7%

* Average Invested Capital is computed using Share Owners' equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP.

(Unaudited)

KIMBALL ELECTRONICS 30

KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results Q1FY20 Q1FY21 (In Thousands) FY17 FY18 FY19 FY20 (TTM) (TTM) Operating Income (GAAP) $ 42,780 $ 42,038 $ 42,060 $ 31,996 $ 46,143 $ 38,688 Add: SERP $ 1,006 $ 712 $ 327 $ 848 $ 186 $ 1,420 Add: Goodwill Impairment $ - $ - $ - $ 7,925 $ - $ 7,925 Less: Lawsuit Proceeds $ 4,005 $ - $ 307 $ - $ 215 $ 341 Adjusted Operating Income (non-GAAP) $ 39,781 $ 42,750 $ 42,080 $ 40,769 $ 46,114 $ 47,692 Tax Effect $ 8,809 $ 9,878 $ 7,775 $9,831 $ 8,935 $ 9,940 After Tax Adj. Operating Income $ 30,972 $ 32,872 $ 34,305 $ 30,938 $ 37,179 $ 37,752 Average Invested Capital * $ 293,516 $ 319,074 $ 390,528 $ 437,263 $ 411,735 $ 435,465 ROIC 10.6% 10.3% 8.8% 7.1% 9.0% 8.7% * Average Invested Capital is computed using Share Owners’ equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. (Unaudited) KIMBALL ELECTRONICS 31